                                             ex-99.B(g)cicaamend

                    AMENDMENT TO CUSTODIAN AGREEMENT
    AMENDMENT, dated as of July 1, 2001, to the Custodian Agreement  dated
May 13,  1998 ("Agreement")  as amended  to  date, between  WADDELL &  REED
ADVISORS  CONTINENTAL  INCOME  FUND,  INC.  ("Fund"),  having  a  place  of business at 6301 Lamar Avenue,  Overland Park, Kansas 66202, and UMB  BANK,
N. A. ("Custodian"), having a place  of business at 928 Grand Avenue,  10th
Floor, Kansas City, Missouri 64106.

    WHEREAS, the Fund and  the Custodian have previously entered into  the
Agreement pursuant  to which  the Custodian  provides  custody and  related services to  the  Fund,  including the  use  of foreign  subcustodians  and depositories, subject to the terms and conditions set forth therein;

    WHEREAS, the Securities and  Exchange Commission ("SEC") adopted  Rule
17f-7 under the Investment Company Act of 1940 (the "1940 Act")  concerning arrangements for foreign securities depositories;

    WHEREAS,  pursuant  to  the   provisions  of  Rule  17f-7(a)(1),   the
Custodian has agreed  to assume,  subject to the  terms and conditions  set forth herein, certain analysis and monitoring functions related to  foreign securities depositories;

    NOW,  THEREFORE,  in  consideration   of  the  mutual  covenants   and
agreements herein contained, the  Fund and the Custodian agree as  follows.
Capitalized terms used  herein without definition  shall have the  meanings ascribed to them  in the  Agreement. All references  hereunder to the  1940
Act and to  the rules and  regulations thereunder shall  be deemed to be  a reference to such Act and its rules and regulations as they may  be amended from time to time.

1. The  Agreement is  amended by  deleting  the first  paragraph under  the heading "ARTICLE  IV  SUBCUSTODIANS" and  inserting the  following  amended paragraph in its place:

    From time to time, in accordance with the relevant provisions  of this Agreement,  (i)  the  Custodian  may  appoint  one  or  more
    Domestic  Subcustodians  and   Special  Subcustodians  (each   as
    hereinafter defined) to act on  behalf of the Fund; and (ii)  the
    Custodian may be directed,  pursuant to an agreement between  the
    Fund and  the Custodian  ("Delegation Agreement"),  to appoint  a
    Domestic Subcustodian  to  perform  the  duties  of  the  Foreign
    Custody Manager (as such term is defined in Rule 17f-5 under  the
    1940 Act)  ("Approved Foreign Custody  Manager") so  long as  the
    Domestic Subcustodian  is so eligible  under the  1940 Act.  Such
    Delegation Agreement shall  provide that  the appointment of  any
    Domestic Subcustodian  as the  Approved Foreign  Custody  Manager
    must be  governed by a  written agreement  between the  Custodian and the  Domestic  Subcustodian,  which provides  for  compliance with  Rule  17f-5.  The  Approved  Foreign  Custody  Manager  may
    appoint a  Foreign Sub-Subcustodian  or Interim  Sub-Subcustodian
    (each as  hereinafter defined)  in accordance  with this  Article
    IV. For purposes of  this Agreement, all Domestic  Subcustodians,
    Special  Subcustodians,  Foreign  Sub-Subcustodians  and  Interim
    Sub-Subcustodians  shall   be   referred   to   collectively   as
    "Subcustodians".

2. The  Agreement  is further  amended  by deleting  the last  sentence  of
Section 4.01 in its  entirety and inserting the following revised  sentence in its place:

    Each such duly approved  Domestic Subcustodian and the  countries where Foreign  Sub-Subcustodians  through  which  they  may  hold securities and other Assets of  the Fund shall be as agreed  upon by  the  parties  hereto  in  writing,  from  time  to  time,  in accordance with  the  provisions  of  Section  9.04  hereof  (the
    "Subcustodian List").

3. The  Agreement  is  further amended  by  deleting  Section 4.02  in  its entirety and inserting the following amended Section 4.02 in its place:

    (a)  Foreign  Sub-Subcustodians.  The  Approved  Foreign  Custody
    Manager may  appoint any entity  meeting the  requirements of  an
    Eligible Foreign Custodian, as such term is defined in Rule  17f-
    5(a)(1) under the 1940 Act,  and which term shall also include  a bank that  qualifies  to  serve  as  a  custodian  of  assets  of investment companies under  Section 17(f) of  the 1940 Act or  by
    SEC  order   is   exempt   therefrom  (each   a   "Foreign   Sub-
    Subcustodian"),  provided  that  the  Approved  Foreign   Custody
    Manager's appointments of such Eligible Foreign Custodians  shall at all times be governed by an agreement that complies with  Rule
    17f-5.

    (b)  Interim Sub-Subcustodians.  Notwithstanding  the  foregoing, in the event that  the Fund shall invest  in a security or  other
    Asset to  be held  in a  country  in which  the Approved  Foreign
    Custody Manager has not  appointed a Foreign Sub-Subcustodian  or for which  the  Fund  has  otherwise  directed  that  a  specific
    Foreign Sub-Subcustodian be used,  the Custodian shall, or  shall cause the Approved  Foreign Custody  Manager to, promptly  notify the Fund in  writing by facsimile  transmission or in such  other manner as the  Fund and Custodian shall  agree in writing of  the unavailability of an  approved Foreign  Sub-Subcustodian in  such country; and  upon  the  receipt  of  Special  Instructions,  the
    Custodian shall,  or  shall cause  the Approved  Foreign  Custody
    Manager  to,  appoint  or  approve  any  Person  (as  hereinafter defined) designated by the Fund in such Special Instructions,  to hold such  security or  other Asset.  The subcustodian  agreement between  the  Custodian  and  the  Interim  Sub-Subcustodian  (as
    hereinafter defined)  shall  comply with  the provisions  of  the
    1940 Act  and  the rules  and regulations  thereunder  (including
    Rule 17f-5, if applicable)  and the terms and provisions of  this
    Agreement.  The  Custodian  shall  comply  with  Section  4.02(a)
    hereof with  respect  to  the  appointment  of  an  Interim  Sub-
    Subcustodian. (Any  Person  appointed  or approved  as  the  sub-
    subcustodian pursuant  to  this  Section 4.02(b)  is  hereinafter referred to as an "Interim Sub-Subcustodian.")

    (c)  In the event  that the Approved  Foreign Custody Manager  or its its delegate reasonably determines that such Person will not provide delegation services  (i) in a  country in which the  Fund has directed that  the Fund shall invest  in a security or  other
    Asset  or  (ii)   with  respect  to   a  specific  Foreign   Sub-
    Subcustodian which the  Fund has directed  be used, the  Approved
    Foreign Custody  Manager  or the  Custodian  (or its  agent),  as applicable, shall  be entitled to  rely on  any such  instruction provided pursuant to Section 4.02(b) as a Proper Instruction  and shall have  no duties or  liabilities under  this Agreement  with respect to  such arrangement  save those  that  it may  undertake
    specifically  in  writing   with  respect   to  each   particular
    instance;  provided  that  the  Delegation  Agreement  and   this
    Agreement shall  not  constitute  the  Approved  Foreign  Custody
    Manager or  the  Custodian  (or  its  agent),  as  the  exclusive
    delegate  of   the  Fund  for   purposes  of   Rule  17f-5   and,
    particularly where such  Person does not  agree to provide  fully the services under  this Agreement  and the Delegation  Agreement to the  Fund with  respect to  a particular  country or  specific
    Foreign Sub-Subcustodian, the Fund may delegate such services  to another delegate pursuant to Rule 17f-5.

4. The  Agreement is  further amended by  deleting the  first paragraph  of
Section 4.05  and  inserting  the  following  amended  first  paragraph  of
Section 4.05:

    Section 4.05.  Certification     Regarding      Foreign      Sub-
    Subcustodians. Upon  request  of the  Fund, the  Custodian  shall deliver,  or  cause  any  Approved  Foreign  Custody  Manager  to deliver, to the Fund a certificate stating:  (i) the identity  of each Foreign  Sub-Subcustodian  then  acting  on  behalf  of  the
    Custodian; (ii) the  countries in  which the Eligible  Securities
    Depositories (as  defined  in Section  4.06) through  which  each
    Foreign Sub-Subcustodian  is then  holding cash,  securities  and other Assets of  the Fund;  and (iii) such  other information  as may be requested by the Fund to ensure compliance with rules  and regulations under the 1940 Act.

5. The Agreement is further amended by inserting the following new  Section
4.06 after Section 4.05:

    Section 4.06. Securities Depositories.

         (a)  The Custodian  (or its  agent) may  place and  maintain the Fund's Foreign  Assets (as  defined in Rule  17f-5 under  the
    1940 Act) with an  Eligible Securities Depository (as defined  in
    Rule  17f-7,  which  term  shall  include  any  other  securities depository for  which the SEC  by exemptive  order has  permitted registered investment companies to maintain their assets).

         (b)  The Custodian (or its  agent) shall, for evaluation  by the Fund  or its  adviser,  provide an  analysis of  the  custody risks associated with maintaining the Fund's Foreign Assets  with
    each  Eligible   Securities  Depository   utilized  directly   or
    indirectly by the  Custodian as  of the date  hereof (or, in  the case of an Eligible  Securities Depository not so utilized as  of the date hereof,  prior to  the initial placement  of the  Fund's
    Foreign Assets  at  such Depository)  and  at which  any  Foreign
    Assets of  the Fund  are held  or are  expected to  be held.  The
    Custodian  (or  its  agent)  shall  monitor  the  custody   risks
    associated with  maintaining the  Fund's Foreign  Assets at  each such Eligible  Securities Depository  on a  continuing basis  and shall promptly notify  the Fund  or its adviser  of any  material changes in such risks.

         (c)  Based  on  the  information  available  to  it  in  the exercise  of  diligence,  the  Custodian  (or  its  agent)  shall determine the  eligibility  under  Rule  17f-7  of  each  foreign securities  depository  before  maintaining  the  Fund's  Foreign
    Assets therewith  and  shall  promptly  advise the  Fund  if  any
    Eligible Securities Depository ceases  to be so eligible. A  list
    of  Eligible  Securities  Depositories  used  by  the   Custodian
    directly or  indirectly as  of  the date  hereof is  attached  as
    Appendix  A.  Notwithstanding   Section  9.04  hereof,   Eligible
    Securities Depositories may, subject  to Rule 17f-7, be added  to the list from time to time.

         (d)  Withdrawal  of  Assets.  If  an  arrangement  with   an
    Eligible Securities Depository  no longer meets the  requirements of Rule 17f-7,  the Custodian  (or its agent)  will withdraw  the
    Fund's Foreign Assets from such depository as soon as  reasonably practicable.

         (e)  Standard of  Care. In  fulfilling its  responsibilities under this Section 4.06,  the Custodian will exercise  reasonable care, prudence and diligence.

6. The Agreement is further amended by inserting the following new  Section
4.07 after the new Section 4.06:

    Section 4.07. The  Fund shall  not place or  maintain any of  the
    Fund's Foreign Assets  in any country,  and shall as promptly  as practicable withdraw the Fund's Foreign Assets from any  country,
    that  is  identified  in  the  Global  Custody  Network   Listing
    provided by the Custodian (or  its agent) as a country where  the liability or  responsibility  of  the  Approved  Foreign  Custody
    Manager or  the  Custodian  (or  its  agent)  is  conditioned  or predicated  on  the  ability  of  the  Approved  Foreign  Custody
    Manager or the Custodian  (or its agent) to recover damages  from the Foreign Sub-Subcustodian in such country.

7. The  Agreement is  further amended by  deleting Section  5.01(b) in  its entirety and inserting the following amended Section 5.01(b) in its place:

    (b) Actions Prohibited by Applicable Law, Etc. In no event  shall the Custodian incur liability  hereunder if the Custodian or  any
    Subcustodian or Securities System, or any subcustodian,  Eligible
    Securities Depository utilized by  any such Subcustodian, or  any nominee of  the Custodian  or any  Subcustodian (individually,  a
    "Person") is prevented, forbidden or delayed from performing,  or omits to perform, any act or thing which this Agreement  provides shall be  performed or  omitted to  be performed,  by reason  of:
    (i) any provision of any  present or future law or regulation  or order of the United States  of America, or any state thereof,  or of any foreign  country, or political  subdivision thereof or  of any court of  competent jurisdiction (and  the Custodian nor  any other Person shall not  be obligated to take any action  contrary thereto); or  (ii) any  "Force Majeure,"  which  for purposes  of this Agreement,  shall mean any  circumstance or  event which  is beyond the reasonable  control of  the Custodian, a  Subcustodian or any  agent  of  the  Custodian  or a  Subcustodian  and  which adversely  affects  the  performance  by  the  Custodian  of  its obligations hereunder,  by the  Subcustodian of  its  obligations under its  subcustody agreement  or  by any  other agent  of  the
    Custodian or the  Subcustodian, unless in  each case, such  delay or nonperformance  is caused  by the  negligence, misfeasance  or misconduct of  the  Custodian.  Such  Force  Majeure  events  may include any event caused by,  arising out of or involving (a)  an act of God,  (b) accident, fire,  water damage or explosion,  (c)
    any computer, system  or other  equipment failure or  malfunction caused by any  computer virus  or the malfunction  or failure  of any communications  medium,  (d) any  interruption of  the  power supply or other  utility service,  (e) any strike  or other  work stoppage, whether partial or  total, (f) any delay or  disruption resulting from  or  reflecting the  occurrence of  any  Sovereign
    Risk (as defined below), (g) any disruption of, or suspension  of trading in,  the  securities,  commodities  or  foreign  exchange
    markets,  whether  or  not  resulting  from  or  reflecting   the
    occurrence of  any Sovereign  Risk, (h)  any  encumbrance on  the transferability of  a  currency or  a  currency position  on  the
    actual  settlement  date  of  a  foreign  exchange   transaction,
    whether or  not resulting from  or reflecting  the occurrence  of any Sovereign Risk, or  (i) any other cause similarly beyond  the reasonable control of the Custodian.

    Subject to the Custodian's general standard of care set forth  in
    Section 5.01(a) hereof and  the requirements of Section 17(f)  of the 1940 Act and Rules 17f-5 and 17f-7 thereunder, the  Custodian shall not incur liability  hereunder if any Person is  prevented, forbidden or delayed  from performing, or  omits to perform,  any act or thing which this Agreement provides shall be performed  or omitted to be  performed by reason  of any (i) "Sovereign  Risk,"
    which for the  purpose of this  Agreement shall mean, in  respect of any  jurisdiction,  including the  United States  of  America, where investments are acquired or held under this Agreement,  (a)
    any  act  of   war,  terrorism,   riot,  insurrection  or   civil
    commotion, (b) the imposition of any investment, repatriation  or exchange control restrictions by any governmental authority,  (c)
    the  confiscation,  expropriation   or  nationalization  of   any
    investments by any  governmental authority,  whether de facto  or de jure, (d) any devaluation or revaluation of the currency,  (e)
    the imposition  of  taxes,  levies  or  other  charges  affecting investments, (f) any  change in  the applicable law,  or (g)  any other economic or political risk incurred or experienced that  is not directly related to  the economic or financial conditions  of the Eligible Foreign Custodian,  except as otherwise provided  in this Agreement  or  the Delegation  Agreement, or  (ii)  "Country
    Risk," which for the  purpose of this Agreement shall mean,  with respect to the acquisition,  ownership, settlement or custody  of investments in a jurisdiction, all risks relating to, or  arising in consequence  of, systemic  and markets  factors affecting  the acquisition, payment for  or ownership of investments,  including
    (a) the prevalance  of crime and  corruption except for crime  or corruption by the Eligible  Foreign Custodian, or its  employees, directors or  officers, (b)  the inaccuracy  or unreliability  of business and  financial information  (unrelated to  the  Approved
    Foreign Custody Manager's duties  imposed by Rule 17f-5(c)  under the 1940 Act or  to the duties imposed  on the Custodian by  Rule
    17f-7 under the 1940  Act), (c) the instability or volatility  of banking and financial  systems, or the  absence or inadequacy  of an infrastructure  to  support  such  systems,  (d)  custody  and
    settlement  infrastructure   of   the   market  in   which   such
    investments are transacted and held, (e) the acts, omissions  and
    operation  of  any  Eligible  Securities  Depository,  it   being
    understood that  this provision  shall not  affect any  liability that the  Custodian  otherwise would  have under  the  Delegation
    Agreement  or   with  respect   to  foreign   subcustodians   and
    securities depositories  under this  Agreement, (f)  the risk  of the bankruptcy or  insolvency of  banking agents,  counterparties to cash  and  securities  transactions,  registrars  or  transfer agents, (g) the existence of market conditions which prevent  the orderly execution or settlement  of transactions or which  affect
    the  value  of  assets,   and  (h)  the  laws  relating  to   the
    safekeeping and  recovery of the  Fund's Foreign  Assets held  in custody pursuant  to  the  terms  of  this  Agreement;  provided, however, that, in compliance  with Rule 17f-5, neither  Sovereign
    Risk nor  Country  Risk  shall  include  the custody  risk  of  a particular Eligible  Foreign  Custodian  of  the  Fund's  Foreign
    Assets.

8. The  Agreement  is  further amended  by  deleting  Section 9.03  in  its entirety and inserting the following amended Section 9.03 in its place:

    Section  9.03.   Entire  Agreement.   This  Agreement   and   the
    Delegation Agreement, as  amended from  time to time,  constitute the entire  understanding and  agreement of  the parties  thereto with respect  to  the  subject matter  therein  and  accordingly, supercedes as  of  the  effective  date  of  this  Agreement  any custodian agreement  heretofore in  effect between  the Fund  and the Custodian.

9. All  references throughout the  Agreement to  "Securities Depository  or
Clearing Agency" are  hereby changed  to "Eligible Securities  Depository".
Under the heading  "ARTICLE VIII DEFINED  TERMS", the reference to  Section
4.02(a) for the  definition of "Securities  Depository or Clearing  Agency"
is changed to Section  4.06(a). In addition, the  list of defined terms  is amended to include  "Foreign Custody Manager"  with a reference to  ARTICLE
IV, "Force Majeure"  with a  reference to Section  5.01(b), "Country  Risk"
with a reference to Section 5.01(b), and "Foreign Assets" with a  reference to Section 4.06(a).

10. Except as modified hereby, the Agreement is confirmed in all respects.

                          *    *    *    *    *

    IN WITNESS WHEREOF,  the parties  have executed this  Amendment as  of the date first above written.

WADDELL & REED ADVISORS          UMB BANK, N. A.
CONTINENTAL INCOME FUND, INC.
By:    /s/Kristen A. Richards     By:    /s/Ralph R. Santoro
Name:  Kristen A. Richards        Name:   Ralph R. Santoro
Title: Vice President             Title:  Senior Vice President

DOC # 447136

APPENDIX A

                   BROWN BROTHERS HARRIMAN - GLOBAL CUSTODY NETWORK
                                UMB BANK, N. A.
                        GLOBAL CUSTODY NETWORK LISTING

COUNTRY          SUBCUSTODIAN                               DEPOSITORIES

ARGENTINA        CITIBANK NA, BUENOS AIRES                  CVSA
                    Citibank, N.A., New York Agt. 7/16/81   CRYL
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96

AUSTRALIA        NATIONAL AUSTRALIA BANK LTD. (NAB)         Austraclear
                    National Australia Bank Agt. 5/1/85     CHESS
                    Agreement Amendment 2/13/92             RBA
                    Omnibus Amendment 11/22/93

AUSTRIA          BANK AUSTRIA AG                            OeKB
                    Creditanstalt Bankverein
                      Agreement 12/18/89
                    Omnibus Amendment 1/17/94

BAHRAIN          HSBC BANK MIDDLE EAST, BAHRAIN FOR         None
                 HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC)
                    Hongkong & Shanghai Banking Corp.
                      Agt. 4/19/91
                    Omnibus Supplement 12/29/93
                    Schedule 5/14/96
                    BBME Supplement 5/14/96
                    Side Letter Agreement dated 7/28/97

BANGLADESH       STANDARD CHARTERED BANK (SCB), DHAKA       None
                    Standard Chartered Bank
                      Agreement 2/18/92
                    Omnibus Amendment 6/13/94
                    Appendix 4/8/96

BELGIUM          BANK BRUSSELS LAMBERT (BBL)                CIK
                    Banque Bruxelles Lambert Agt. 11/15/90  NBB
                     Omnibus Amendment 3/1/94

BERMUDA          BANK OF N.T. BUTTERFIELD & SON LTD         None
                    The Bank of N.T. Butterfield & Son Ltd.
                      Agreement 5/27/97

BOTSWANA         STANBIC BANK BOTSWANA LTD FOR STANDARD     None
                 BANK OF SOUTH AFRICA (SBSA)
                    Standard Bank of South Africa
                      Agreement 3/11/94
                    Subsidiary Amendment 9/29/97

BRAZIL           BANKBOSTON NA, SAO PAULO                   CBLC
                    The First National Bank of Boston       CETIP
                      Agreement 1/5/88                      SELIC
                    Omnibus Amendment 2/22/94
                    Amendment 7/29/96

BULGARIA         ING BANK NV, SOFIA                         BNB
                    ING Bank N.V. Agreement 9/15/97         CDAD

COUNTRY          SUBCUSTODIAN                               DEPOSITORIES

CANADA           ROYAL BANK OF CANADA (RBC)                 CDS
                    The Royal Bank of Canada
                      Agreement 2/23/96

CHILE            CITIBANK NA, SANTIAGO                      DCV
                    Citibank, N.A., New York Agt. 7/16/81
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96

CHINA            STANDARD CHARTERED BANK (SCB), SHENZHEN    SSCCL
                    Standard Chartered Bank
                      Agreement 2/18/92
                    Omnibus Amendment 6/13/94
                      Appendix 4/8/96

CHINA            STANDARD CHARTERED BANK (SCB), SHANGHAI    SSCCRC
                    Standard Chartered Bank
                      Agreement 2/18/92
                    Omnibus Amendment 6/13/94
                    Appendix 4/8/96

COLOMBIA         CITITRUST COLOMBIA SA, SOCIEDAD            DCV
                 FIDUCIARIA FOR CITIBANK NA                 DECEVAL
                    Citibank, N.A., New York Agt. 7/16/81
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96
                    Citibank, N.A./Cititrust Colombia
                      Agreement 12/2/91
                    Citibank, N.A. Subsidiary
                      Amendment 10/19/95

CROATIA          HVB BANK CROATIA DD                        SDA
                    Creditanstalt Bankverein                CNB
                      Agreement 12/18/89                    Ministry of Finance
                    Omnibus Amendment 1/17/94
                    Creditanstalt AG / Bank Austria
                      Creditanstalt Croatia d.d. Agt. 9/1/98

CZECH REPUBLIC   CITIBANK AS FOR CITIBANK NA                CNB-TKD System
                    Citibank, N.A., New York Agt. 7/16/81   SCP
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96
                    Citibank NA / Citibank AS
                      Agreement 6/24/96

DENMARK          DANSKE BANK                                VP
                    Den Danske Bank Agreement 1/1/89
                    Omnibus Amendment 12/1/93

ECUADOR          CITIBANK NA, QUITO                         DECEVALE
                    Citibank, N.A., New York Agt. 7/16/81
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96
                    Citibank, Quito Side Letter 7/3/95

EGYPT            CITIBANK NA, CAIRO                         MISR
                    Citibank, N.A., New York Agt. 7/16/81
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96

ESTONIA          HANSAPANK, TALLINN FOR MERITA BANK         EVK
                    Union Bank of Finland Agreement 2/27/89
                    Omnibus Amendment 4/6/94
                    Merita Bank Agreement 12/1/97

                ***BBH's responsibility for this
                   subcustodian is conditioned on the
                   ability of BBH to recover from the
                   subcustodian.  In addition, BBH does
                   not accept delegation in this market.***

COUNTRY          SUBCUSTODIAN                               DEPOSITORIES

FINLAND          MERITA BANK PLC                            FCSD
                    Union Bank of Finland Agreement 2/27/89
                    Omnibus Amendment 4/6/94

FRANCE           CREDIT AGRICOLE INDOSUEZ (CAI)             Euroclear France
                    Banque Indosuez Agreement 7/19/90
                    Omnibus Amendment 3/10/94

GERMANY          DEUTSCHE BANK AG                           CBF
                    Deutsche Bank Agreement 8/21/96

GREECE           CITIBANK NA, ATHENS                        Apotherion Titlon
                    Citibank, N.A., New York Agt. 7/16/81   BoG
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96

HONG KONG        HONGKONG AND SHANGHAI BANKING              CMU
                 CORP. LTD (HSBC)                           HKSCC
                    Hongkong & Shanghai Banking Corp.
                      Agt. 4/19/91
                    Omnibus Supplement 12/29/93
                    Schedule 5/14/96

HUNGARY          CITIBANK BUDAPEST RT. FOR CITIBANK NA      KELER Ltd
                    Citibank, N.A., New York Agt. 7/16/81
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96
                    Citibank, N.A. Subsidiary
                      Amendment 10/19/95
                    Citibank, N.A. / Citibank Budapest
                      Agreement 6/23/92
                    Citibank, N.A. / Citibank Budapest
                      Amendment 9/29/92

INDIA            CITIBANK NA, MUMBAI                        NSDL
                    Citibank, N.A., New York Agt. 7/16/81   CDSL
                    New York Agreement Amendment 8/31/90    Reserve Bank
                    New York Agreement Amendment 7/26/96
                    Citibank, Mumbai Amendment 11/17/93

INDONESIA        CITIBANK NA, JAKARTA                       PT KSEI
                    Citibank, N.A., New York Agt. 7/16/81   Bank Indonesia
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96

IRELAND          ALLIED IRISH BANKS PLC (AIB)               CREST
                    Allied Irish Banks Agreement 1/10/89
                    Omnibus Amendment 4/8/94

ISRAEL           BANK HAPOALIM BM                           TASE
                    Bank Hapoalim Agreement 8/27/92

ITALY            INTESA BCI SPA                             Monte Titoli S.P.A.
                    Banca Commerciale Italiana
                      Agreement 5/8/89
                    Agreement Amendment 10/8/93
                    Omnibus Amendment 12/14/93

JAPAN            BANK OF TOKYO - MITSUBISHI, LTD. (BTM)     BoJ
                    Bank of Tokyo -                         JASDEC
                       Mitsubishi Agreement 6/17/96

COUNTRY          SUBCUSTODIAN                               DEPOSITORIES

JORDAN           HSBC BANK MIDDLE EAST, JORDAN FOR
                 HONGKONG & SHANGHAI BANKING CORP. (HSBC)   SDC
                    Hongkong & Shanghai Banking Corp.
                      Agt. 4/19/91
                    Omnibus Supplement 12/29/93
                    Schedule 5/14/96
                    BBME Supplement 5/14/96
                    Side letter Agreement dated 7/28/97

KENYA            STANBIC BANK KENYA LIMITED FOR STANDARD    Central Bank of
                 BANK OF SOUTH AFRICA (SBSA)                Kenya
                    Standard Bank of South Africa
                      Agreement 3/11/94
                    Subsidiary Amendment 9/29/97

KOREA            CITIBANK NA, SEOUL                         KSD
                    Citibank, N.A., New York Agt. 7/16/81
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96
                    Citibank, Seoul Agreement Supplement
                      10/28/94

LEBANON          HSBC BANK MIDDLE EAST, LEBANON FOR         Midclear
                 HONGKONG & SHANGHAI BANKING CORP. (HSBC)   BDL
                    Hongkong & Shanghai Banking Corp.
                      Agt. 4/19/91
                    Omnibus Supplement 12/29/93
                    Schedule 5/14/96
                    BBME Supplement 5/14/96
                    Side letter Agreement dated 7/28/97

LUXEMBOURG       KREDIETBANK LUXEMBOURG (KBL)               CBL
                    Kredietbank Luxembourg Agt. 4/7/98

MALAYSIA         HSBC BANK MALAYSIA BERHAD (HBMB) FOR       BNM
                 HONGKONG SHANGHAI BANKING CORP. (HSBC)     MCD
                    Hongkong & Shanghai Banking Corp.
                      Agt. 4/19/91
                    Omnibus Supplement 12/29/93
                    Schedule 5/14/96
                    Malaysia Subsidiary Supplement 5/23/94
                    Side letter Agreement dated 7/28/97

MAURITIUS        HONGKONG & SHANGHAI BANKING                CDS
                 CORP. LTD. (HSBC), MAURITIUS               Bank of Mauritius
                    Hongkong & Shanghai Banking Corp.
                      Agt. 4/19/91
                    Omnibus Supplement 12/29/93
                    Schedule 5/14/96

MEXICO           CITIBANK MEXICO SA FOR CITIBANK NA         Indeval
                    Citibank, N.A., New York Agt. 7/16/81
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96
                    Citibank Mexico, S.A. Amendment 2/28/95

MOROCCO          CITIBANK MAGHREB, CASABLANCA               MCLR
                 FOR CITIBANK NA
                    Citibank, N.A., New York Agt. 7/16/81
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96
                    Side Letter Agreement pending

NAMIBIA          STANDARD BANK NAMIBIA FOR STANDARD BANK    None
                 OF SOUTH AFRICA (SBSA)
                    Standard Bank of South Africa
                      Agreement 3/11/94
                    Subsidiary Amendment 10/3/96

COUNTRY          SUBCUSTODIAN                               DEPOSITORIES

NETHERLANDS      FORTIS BANK                                NECIGEF
                    MeesPierson NV Agreement 6/4/99         NEIC

NEW ZEALAND      NATIONAL AUSTRALIA BANK LTD.               NZCSD
                 (NAB), AUCKLAND
                    National Australia Bank Agt. 5/1/85
                    Agreement Amendment 2/13/92
                    Omnibus Amendment 11/22/93
                    New Zealand Addendum 3/7/89

NIGERIA          STANBIC MERCHANT BANK NIGERIA LIMITED      CSCS Ltd.
                 FOR STANDARD BANK OF SOUTH AFRICA (SBSA)
                    Standard Bank of South Africa
                      Agreement 3/11/94
                    Subsidiary Amendment 10/3/96

NORWAY           CHRISTIANIA BANK                           VPS
                    Christiania Bank Agreement 3/2/89

OMAN             HSBC BANK MIDDLE EAST, OMAN FOR            MDSRC
                 HONGKONG & SHANGHAI BANKING CORP.
                 LTD. (HSBC)
                    Hongkong & Shanghai Banking Corp.
                      Agt. 4/19/91
                    Omnibus Supplement 12/29/93
                    Schedule 5/14/96
                    BBME Supplement 5/14/96
                    Side letter Agreement dated 7/28/97

PAKISTAN         STANDARD CHARTERED BANK (SCB), KARACHI     CDC
                    Standard Chartered Bank                 State Bank of
                      Agreement 2/18/92                     Pakistan
                    Omnibus Amendment 6/13/94
                    Appendix 4/8/96

PERU             CITIBANK NA, LIMA                          CAVALI
                    Citibank, N.A., New York Agt. 7/16/81
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96

PHILIPPINES      CITIBANK NA, MANILA                        PCD
                    Citibank, N.A., New York Agt. 7/16/81   ROSS
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96

POLAND           BANK HANDLOWY W WARSZAWIE SA (BHW)         CRBS
                 FOR CITIBANK NA                            NDS
                    Citibank, N.A., New York Agt. 7/16/81
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96
                    Citibank Subsidiary Amendment 10/30/95
                    Citibank, N.A. / Citibank Poland S.A.
                      Agt. 11/6/92

PORTUGAL         BANCO COMERCIAL PORTUGUES SA (BCP)         CVM
                    Banco Comercial Portugues 5/18/98

ROMANIA          ING BANK NV, BUCHAREST                     BSE
                    ING Bank N.V. Agreement 9/29/97         NBR
                                                            SNCDD

COUNTRY          SUBCUSTODIAN                               DEPOSITORIES

SINGAPORE        HONGKONG & SHANGHAI BANKING                CDP
                 CORP. LTD. (HSBC), SINGAPORE               MAS
                    Hongkong & Shanghai Banking Corp.
                      Agt. 4/19/91
                    Omnibus Supplement 12/29/93
                    Schedule 5/14/96

SLOVAKIA         ING BANK NV, BRATISLAVA                    NBS
                    ING Bank N.V. Agreement 9/1/98          SCP

SLOVENIA         BANK AUSTRIA CREDITANSTALT DD LJUBLJANA    KDD
                    Creditanstalt Bankverein
                      Agreement 12/18/89
                    Omnibus Amendment 1/17/94
                    Master Subcustodian Agreement 4/17/98
                    Amendment dated 4/17/98
                    Amendment dated 10/14/98

SOUTH AFRICA     STANDARD BANK OF SOUTH AFRICA (SBSA)       CDL
                    Standard Bank of South Africa           STRATE
                       Agreement 3/11/94

SPAIN            BANCO SANTANDER CENTRAL HISPANO SA (BSCH)  Banco de Espana
                    Banco de Santander Agreement 12/14/88   SCLV

SRI LANKA        HONGKONG & SHANGHAI BANKING CORP.          CDS
                 LTD. (HSBC), COLOMBO
                    Hongkong & Shanghai Banking Corp.
                      Agt. 4/19/91
                    Omnibus Supplement 12/29/93
                    Schedule 5/14/96

SWAZILAND        STANDARD BANK SWAZILAND LTD                None
                 FOR STANDARD BANK OF SOUTH AFRICA (SBSA)
                    Standard Bank of South Africa
                      Agreement 3/11/94
                    Subsidiary Amendment 9/29/97

SWEDEN           SKANDINAVISKA ENSKILDA BANKEN (SEB)        VPC
                    Skandinaviska Enskilden Banken
                      Agreement 2/20/89
                    Omnibus Amendment 12/3/93

SWITZERLAND      UBS AG                                     SIS
                    Union Bank of Switzerland
                      Agreement 12/20/88
                    Omnibus Amendment 11/29/94

TAIWAN           STANDARD CHARTERED BANK (SCB), TAIPEI      TSCD
                    Standard Chartered Bank
                      Agreement 2/18/92
                    Omnibus Amendment 6/13/94
                    Appendix 4/8/96

THAILAND         HONGKONG & SHANGHAI BANKING CORP.          TSDC
                 LTD. (HSBC), BANGKOK
                    Hongkong & Shanghai Banking Corp.
                      Agt. 4/19/91
                    Omnibus Supplement 12/29/93
                    Schedule 5/14/96

TRANSNATIONAL    BROWN BROTHERS HARRIMAN & CO. (BBH&CO.)    CBL
                                                            Euroclear
COUNTRY          SUBCUSTODIAN                               DEPOSITORIES

TURKEY           CITIBANK NA, ISTANBUL                      CBT
                    Citibank, N.A., New York Agt. 7/16/81   Takasbank
                    New York Agreement Amendment 8/31/90
                    New York Agreement Amendment 7/26/96

UKRAINE          ING BANK UKRAINE                           MFS
                    ING Bank Agreement 8/21/98              NBU

UNITED KINGDOM   CLYDESDALE BANK PLC                        CMO
                    Master Subcustodian Agreement 8/16/00   CREST

UNITED KINGDOM   HSBC BANK PLC                              CMO
                    Midland Bank Agreement 8/8/90           CREST
                    Omnibus Amendment 12-15-93

URUGUAY          BANKBOSTON NA, MONTEVIDEO                  None
                    The First National Bank of Boston
                      Agreement 1/5/88
                    Omnibus Amendment 2/22/94
                    Amendment 7/29/96
                    Uruguay Amendment 10/18/96

VENEZUELA        CITIBANK NA, CARACAS                       CVV
                    Citibank, N.A., New York Agt. 7/16/81   Central Bank of
                    New York Agreement Amendment 8/31/90    Venezuela
                    New York Agreement Amendment 7/26/96

WEST AFRICAN     SOCIETE GENERALE DE BANQUES EN COTE        DCBR
MONETARY UNION   D'IVOIRE FOR SOCIETE GENERALE
                    Societe Generale Agreement 10/6/98

ZAMBIA           STANBIC BANK ZAMBIA LTD FOR STANDARD BANK  BoZ
                 OF SOUTH AFRICA (SBSA)                     LSE
                    Standard Bank of South Africa
                      Agreement 3/11/94
                    Subsidiary Amendment 10/3/96

ZIMBABWE         STANBIC BANK ZIMBABWE LTD FOR STANDARD BANK
                 OF SOUTH AFRICA (SBSA)                     None
                    Standard Bank of South Africa
                      Agreement 3/11/94
                    Subsidiary Amendment 10/3/96